Exhibit 99.2

LIMITED POWER OF ATTORNEY FOR SECTION 13 FILINGS

I, the undersigned, in each case, do hereby make, constitute and appoint Laetitia Muir, as my true and lawful attorney for the purposes hereinafter set forth, effective as of this 1st day of June 2017.

References in this limited power of attorney to “my Attorney” are to the person named above and to the person substituted hereunder pursuant to the power of substitution granted herein.

I hereby grant to my Attorney, for me and in my name, place and stead, the power:

1.	To execute for and on my behalf, in my capacity set forth on my respective signature block below, with respect to the ordinary shares, no par value (“Ordinary Shares”), of Deutsche Bank Aktiengesellschaft (“Deutsche Bank”), any Schedule 13D and all and any amendments thereto, in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (the “Exchange Act”);

2.	To do and to perform any and all acts for and on my behalf that may be necessary or desirable to complete and execute any such Schedule 13D, and to timely file such schedule, form or amendment thereto with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority; and

3.	To take any other action of any type whatsoever that, in the opinion of my Attorney, may be necessary or desirable in connection with the foregoing grant of authority, it being understood that the documents executed by my Attorney pursuant to this limited power of attorney shall be in such form and shall contain such terms and conditions as my Attorney may approve.

I hereby grant to my Attorney full power and authority to do and to perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that my Attorney shall lawfully do or cause to be done by virtue of this limited power of attorney and the rights and powers herein granted. I acknowledge and agree that neither my Attorney nor Deutsche Bank is assuming any of my responsibilities to comply with the Exchange Act.

This limited power of attorney shall remain in full force and effect until I am no longer required to file any Schedule 13D or amendments thereto concerning the Ordinary Shares of Deutsche Bank, unless earlier revoked by me in a signed writing delivered to each of my Attorney and the substitutes therefore, if any. This limited power of attorney may be filed with the SEC as a confirming statement of the authority granted herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, I have hereunto set my hand to this instrument on the date first above written.

Date: June 6, 2017

C-QUADRAT SPECIAL SITUATIONS DEDICATED FUND

By:	/s/ Alexander Smith
Name:	Alexander Smith
Title:	Director

Date: June 6, 2017

C-QUADRAT ASSET MANAGEMENT (CAYMAN)

By:	/s/ Walter Stresemann
Name:	Walter Stresemann
Title:	Director

Date: June 6, 2017

BCM & PARTNERS SA

By:	/s/ Fabio Michienzi
Name:	Fabio Michienzi
Title:	CEO

Date: February 5, 2018

By:	/s/ Walter Stresemann
Name:	Walter Stresemann
Title:	Director

Date: June 6, 2017

C-QUADRAT ASSET MANAGEMENT (UK) LLP

By:	/s/ Laetitia Muir
Name:	Laetitia Muir
Title:	General Counsel, CCO & MLRO

Date: June 6, 2017

C-QUADRAT UK LTD.

By:	/s/ Cristobal Mendez de Vigo
Name:	Cristobal Mendez de Vigo
Title:	Director

Date: February 5, 2018

By:	/s/ Mag. Thomas Rieß
Name:	Mag. Thomas Rieß
Title:	Director

Date: June 6, 2017

C-QUADRAT LUXEMBOURG SA

By:	/s/ Mag. Thomas Reiß
Name:	Mag. Thomas Rieß
Title:	Director

By:	/s/ Filippo Campailla
Name:	Filippo Campailla
Title:	Director

By:	/s/ Massimo Raschella
Name:	Massimo Raschella
Title:	Director

Date: April 18, 2018

By:	/s/ Carlos Mendez de Vigo
Name:	Carlos Mendez de Vigo
Title:	Director

Date: June 6, 2017

C-QUADRAT INVESTMENT AG

By:	/s/ Cristobal Mendez de Vigo
Name:	Cristobal Mendez de Vigo
Title:	Director

By:	/s/ Markus Ullmer
Name:	Markus Ullmer
Title:	Authorized Representative

Date: April 18, 2018

By:	/s/ Carlos Mendez de Vigo
Name:	Carlos Mendez de Vigo
Title:	Authorized Representative

Date: June 6, 2017

CUBIC (LONDON) LIMITED

By:	/s/ Alvaro De Salinas Harnden
Name:	Alvaro De Salinas Harnden
Title:	Director

Date: February 5, 2018

By:	/s/ Carlo Michienzi
Name:	Carlo Michienzi
Title:	Non-Executive Chairman

Date: June 6, 2017

T.R. PRIVATSTIFTUNG

By:	/s/ Gerd Alexander Schütz
Name:	Gerd Alexander Schütz
Title:	Director

By:	/s/ Oliver Ginthör
Name:	Oliver Ginthör
Title:	Director

Date: June 6, 2017

SAN GABRIEL PRIVATSTIFTUNG

By:	/s/ Mag. Thomas Rieß
Name:	Mag. Thomas Rieß
Title:	Director

By:	/s/ Oliver Ginthör
Name:	Oliver Ginthör
Title:	Director

Date: June 6, 2017

MAG. THOMAS RIEß

/s/ Mag. Thomas Rieß

Date: June 6, 2017

ALEXANDER SCHÜTZ

/s/ Alexander Schütz